Mezzanine Equity	12 Months Ended
Dec. 31, 2021
Mezzanine Equity
Mezzanine Equity

Note 10 – Mezzanine Equity

Immediately prior to the Closing and as of December 31, 2020, Legacy Solid Power had 14,069,187 and 14,404,018 shares of Series A-1 Preferred Stock Shares outstanding. Immediately prior to the Closing, Legacy Solid Power had 8,777,812 shares of Series B Preferred Stock outstanding. Legacy Solid Power issued the Series B Preferred Stock in May 2021 in exchange for $135,579 of cash and the conversion of the Convertible Promissory Notes as discussed in Note 7. See Note 11 for a discussion of warrants issued with the Legacy Solid Power Series B Preferred Stock.

Prior to the Business Combination, the Preferred Stock had a redemption feature, at the option of the holders of a majority of the outstanding Preferred Stock, any time after April 30, 2031. The Preferred Stock was redeemable for the greater of its original issue price, plus all declared but unpaid dividends thereon, or fair value. Since the Preferred Stock had redemption provisions that were not solely within control of Legacy Solid Power, the Preferred Stock was classified prior to the Business Combination as mezzanine equity on Legacy Solid Power’s Consolidated Balance Sheets. The amount recognized was the greater of the redemption value or fair value.

Immediately prior to the Business Combination, 14,069,187 shares of Legacy Solid Power Series A-1 Preferred Stock and 8,777,812 shares of Legacy Solid Power Series B Preferred Stock were converted into shares of Legacy Solid Power common stock on a one-to-one basis. At the Closing, those shares of Legacy Solid Power common stock were exchanged for Common Stock in accordance with the Exchange Ratio.